UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)        March 22, 2005




                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  1-9550             62-1691861
           --------                  ------             ----------
(State or Other Jurisdiction of    (Commission        (I.R.S. Employer
        Incorporation)             File Number)      Identification No.)



          One Thousand Beverly Way
            Fort Smith, Arkansas                      72919
            --------------------                      -----
  (Address of Principal Executive Offices)           (Zip Code)


            Registrant's telephone number including area code  (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

     On March 22, 2005, Beverly Enterprises, Inc. (the "Company") issued a press release disclosing that the Board of Directors had voted to conduct an auction process to seek to maximize value for all of the Company's stockholders as soon as practicable through a sale of the Company or similar transaction.

Item 9.01   Financial Statement, Pro Forma Financial Information and Exhibits.

         (a)      Exhibits

              Exhibit No.       Exhibit
              -----------       -------
                     99.1       Press Release

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2005            BEVERLY ENTERPRISES, INC.


                                  By:     /s/ Jeffrey P. Freimark
                                          --------------------------------------
                                  Name:   Jeffrey P. Freimark
                                  Title:  Executive Vice President, Chief
                                          Financial and Information Officer

                                  EXHIBIT INDEX

              Exhibit No.       Exhibit
              -----------       -------
                     99.1       Press Release

                                       4